SUPPLEMENT

Dated May 06, 2011
to the
Statutory Prospectus of the

Timothy Plan Family of Funds
DATED January 31, 2011

In Section 4 of the Statutory Prospectus, “How you Can Buy and Sell Shares,” the table setting forth the sales charges for the Fixed Income Fund and High Yield Bond Fund, appearing on page 63, is deleted and replaced in its entirety with the following table:

	As a % of Offering Price	As a % of Amount Invested	Amount Invested Dealer Concession as a Percentage of Offering Price

up to $50,000	4.50%	4.71%	4.00%
$50,000 to 99,999	3.75%	3.90%	3.25%
$100,000 to 249,999	2.75%	2.83%	2.25%
$250,000 to 499,999	2.00%	2.56%	1.50%
$500,000 to 749,999	1.25%	1.27%	0.75%
$750,000 to 999,999	1.00%	1.01%	0.50%
$1,000,000 and up (3)	0.00%	0.00%	0.00%

ALL PORTIONS OF THE SUMMARY PROSPECTUS NOT CHANGED BY THIS SUPPLEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.